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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 28, 2005

                             THE GORMAN-RUPP COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         1-6747                                         34-0253990
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employee Identification No.)


305 Bowman Street, Mansfield, Ohio                                   44903
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (419) 755-1011
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              (Registrant's Telephone Number, Including Area Code)

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                                Page 1 of 4 Pages
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 28, 2005, The Gorman-Rupp Company issued a news release announcing its unaudited financial results for the second quarter ended June 30, 2005. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE GORMAN-RUPP COMPANY



                                         By  /s/David P. Emmens
                                             ----------------------------------
                                             David P. Emmens
                                             Corporate Counsel and Secretary

July 29, 2005


                                  EXHIBIT INDEX

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         Exhibit                                                   Page
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(99)     News Release dated July 28, 2005                            3
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